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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported)       November 21, 2001




                         FGIC SECURITIES PURCHASE, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   0-19564                     13-3633082
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(State or Other Jurisdiction     (Commission File              (IRS Employer
      of Incorporation)              Number)                 Identification No.)


           125 Park Avenue, New York, New York                 10017
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         (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code          (212) 312-3000


                     115 Broadway, New York, New York 10006
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Two exhibits is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-47446) filed by FGIC Securities Purchase, Inc. ("FGIC-SPI") with the Securities and Exchange Commission covering Liquidity Facility Obligations in the principal amount of $1,000,000,000 plus interest.

         The exhibits filed in connection with Registration Statement No. 333-47446 consists of General Electric Capital Corporation ("GE Capital")'s statement of the computation of its ratio of earnings to fixed charges appearing in the prospectus supplements under Registration Statement No. 333-47446 relating to the $38,340,000 principal amount plus interest liquidity facility obligations of FGIC-SPI in support of City of Manchester, New Hampshire General Airport Revenue Bonds, Series 2001 (Variable Rate Demand, AMT) (the "Manchester Prospectus Supplement"); 66,280,000 principal amount plus interest liquidity facility of FGIC-SPI in support of Rancho California Water District Financing Authority Adjustable Rate Revenue Bonds, Series of 2001B; $308,600,000 principal amount plus interest liquidity facility of FGIC-SPI in support of The City of Los Angeles Wastewater System Subordinate Revenue Bonds Variable Rate Refunding Series 2001-A, Series 2001-B, Series 2001-C and Series 2001-D; $139,080,000
principal amount plus interest liquidity facility of FGIC-SPI in support of City of Detroit, Michigan Sewage Disposal System Second Lien Revenue Bonds (Variable Rate Demand), Series 2001(E); $127,165,000 principal amount plus interest liquidity facility of FGIC-SPI in support of City of Detroit, Michigan Sewage Disposal System Senior Lien Revenue Refunding Bonds (Variable Rate Demand), Series 2001(C-2); $180,000,000 principal amount plus interest liquidity facility of FGIC-SPI in support of Massachusetts Water Resources Authority Multi-Modal Subordinated General Revenue Bonds, 2001 Series A and 2001 Series B.

         The second exhibit filed in connection with Registration Statement No. 333-47446 consists of the consent of KPMG LLP relating to (i) the incorporation by reference in the Manchester Prospectus Supplement of its report dated February 2, 2001 relating to the financial statements and schedules of GE Capital and consolidated affiliates as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 appearing in GE Capital's Annual Report on Form 10-K for the year ended December 31, 2000; and (ii) the reference to KPMG LLP under Experts in the Manchester Prospectus Supplement.

Item 7.  Exhibits.

Item 601 of
Regulation S-K

Exhibit
Reference
Number            Description
------            -----------

12.1 Statement of GE Capital's computation of ratio of earnings to fixed charges

23.3              Consent of KPMG LLP


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  FGIC SECURITIES PURCHASE, INC.
                                                  ------------------------------
                                                            Registrant


Dated: November 21, 2001                          By:    /s/ Judith L. Hart
                                                         -----------------------
                                                         Name:  Judith L. Hart
                                                         Title: Vice President


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                                  Exhibit Index

Item 601 of
Regulation S-K

Exhibit
Reference
Number            Description
------            -----------

12.1 Statement of GE Capital's computation of ratio of earnings to fixed charges

23.3              Consent of KPMG LLP